-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): October 15, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On October 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 15, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  October 18, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President

                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                October 15, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            BEGINNING                                                                      ENDING
             FACE               PRINCIPAL                                                                       PRINCIPAL
 CLASS       VALUE                BALANCE         PRINCIPAL             INTEREST              TOTAL             BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        850,000,000.00            0.00             0.00                 0.00                  0.00                  0.00
A2        956,875,000.00            0.00             0.00                 0.00                  0.00                  0.00
A3        634,550,000.00  510,860,880.25    56,357,231.10         1,106,865.24         57,464,096.34        454,503,649.15
A4        353,212,000.00  353,212,000.00             0.00           894,803.73            894,803.73        353,212,000.00
B          72,777,000.00   33,528,326.84     2,186,810.52            81,306.19          2,268,116.71         31,341,516.32
C          29,110,000.00   13,411,330.74       874,724.21            47,945.51            922,669.72         12,536,606.53
D          72,777,000.00   17,828,851.83     3,061,534.72            89,144.26          3,150,678.98         14,767,317.11
CERT                0.00            0.00             0.00         2,766,241.31          2,766,241.31                  0.00
TOTALS  2,969,301,000.00  928,841,389.66    62,480,300.55         4,986,306.24         67,466,606.79        866,361,089.11
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                            ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL          PRINCIPAL      CLASS      RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1     96683MAA1      0.00000000           0.00000000      0.00000000       0.00000000       0.00000000      A1      1.420000 %
A2     96683MAB9      0.00000000           0.00000000      0.00000000       0.00000000       0.00000000      A2      1.880000 %
A3     96683MAC7    805.07584942          88.81448444      1.74433101      90.55881544     716.26136498      A3      2.600000 %
A4     96683MAD5  1,000.00000000           0.00000000      2.53333332       2.53333332   1,000.00000000      A4      3.040000 %
B      96683MAE3    460.69949077          30.04809926      1.11719623      31.16529549     430.65139151      B       2.910000 %
C      96683MAF0    460.71215184          30.04892511      1.64704603      31.69597114     430.66322673      C       4.290000 %
D      96683MAG8    244.97920813          42.06733886      1.22489605      43.29223491     202.91186927      D       6.000000 %
TOTALS              312.81483072          21.04209056      1.67928622      22.72137678     291.77274015
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


    Effective October 4, 2004, Bear Stearns Asset Receivables Corp., the Servicer, removed Systems & Services Technologies, Inc. as Data Administrator under the
    Data Administration Agreement pursuant to the provision of that agreement that allows the Servicer to remove the Data Administrator without cause.
    Bear Stearns Asset Receivables Corp. is now the Data Administrator.

 RECEIVABLES
                        Beginning Receivables Balance                                                               977,167,884.21
                        Ending Receivables Balance                                                                  912,969,154.14
                        Beginning Number of Contracts                                                                      102,210
                        Ending Number of Contracts                                                                          98,539

 COLLECTIONS
                        Interest:
                        Interest Collections                                                                          4,893,344.13
                        Reinvestment Income                                                                              94,511.86
                        Repurchased Loan Proceeds Related to Interest                                                       588.85
                        Total Interest Collections                                                                    4,988,444.84

                        Principal:
                        Principal Collections                                                                        40,028,787.92
                        Prepayments in Full                                                                          22,026,558.14
                        Repurchased Loan Proceeds Related to Principal                                                   83,587.82
                        Total Principal Collections                                                                  62,138,933.88

                        Recoveries and Liquidation Proceeds                                                           1,169,820.78

                        Total Collections                                                                            68,297,199.50

                        Principal Losses for Collection Period                                                        2,059,796.18

 DISTRIBUTIONS
 Fees:
                        Receivable Servicers                                                                            814,306.57
                        Data Administration and Reporting Fees:                                                          16,286.13
                        Other Fees:                                                                                           0.00
                        Total Fees:                                                                                     830,592.70

 Interest Distribution Amounts
                        Interest Due - Class A-1                                                                              0.00
                        Interest Paid - Class A-1                                                                             0.00
                        Shortfall - Class A-1                                                                                 0.00
                        Carryover Shortfall - Class A-1                                                                       0.00
                        Change in Carryover Shortfall - Class A-1                                                             0.00

                        Interest Due - Class A-2                                                                              0.00
                        Interest Paid - Class A-2                                                                             0.00
                        Shortfall - Class A-2                                                                                 0.00
                        Carryover Shortfall - Class A-2                                                                       0.00
                        Change in Carryover Shortfall - Class A-2                                                             0.00

                        Interest Due - Class A-3                                                                      1,106,865.24
                        Interest Paid - Class A-3                                                                     1,106,865.24
                        Shortfall - Class A-3                                                                                 0.00
                        Carryover Shortfall - Class A-3                                                                       0.00
                        Change in Carryover Shortfall - Class A-3                                                             0.00

                        Interest Due - Class A-4                                                                        894,803.73
                        Interest Paid - Class A-4                                                                       894,803.73
                        Shortfall - Class A-4                                                                                 0.00
                        Carryover Shortfall - Class A-4                                                                       0.00
                        Change in Carryover Shortfall - Class A-4                                                             0.00

                        Interest Due - Class B                                                                           81,306.19
                        Interest Paid - Class B                                                                          81,306.19
                        Shortfall - Class B                                                                                   0.00
                        Carryover Shortfall - Class B                                                                         0.00
                        Change in Carryover Shortfall - Class B                                                               0.00

                        Interest Due - Class C                                                                           47,945.51
                        Interest Paid - Class C                                                                          47,945.51
                        Shortfall - Class C                                                                                   0.00
                        Carryover Shortfall - Class C                                                                         0.00
                        Change in Carryover Shortfall - Class C                                                               0.00

                        Interest Due - Class D                                                                           89,144.26
                        Interest Paid - Class D                                                                          89,144.26
                        Shortfall - Class D                                                                                   0.00
                        Carryover Shortfall - Class D                                                                         0.00
                        Change in Carryover Shortfall - Class D                                                               0.00

                        Interest Due - Total                                                                          2,220,064.93
                        Interest Paid - Total (Includes Certificates)                                                 4,986,306.24
                        Shortfall - Total                                                                                     0.00
                        Carryover Shortfall - Total                                                                           0.00
                        Change in Carryover Shortfall - Total                                                                 0.00

 Principal Allocations
                        First Allocation of Principal                                                                         0.00
                        Second Allocation of Principal                                                                2,129,312.25
                        Third Allocation of Principal                                                                13,411,330.74
                        Regular Principal Allocation                                                                 46,939,657.57
                        Total Principal Allocations                                                                  62,480,300.56

 Principal Distribution Amounts
                        Principal Distribution - Class A-1                                                                    0.00
                        Principal Distribution - Class A-2                                                                    0.00
                        Principal Distribution - Class A-3                                                           56,357,231.10
                        Principal Distribution - Class A-4                                                                    0.00
                        Principal Distribution - Class B                                                              2,186,810.52
                        Principal Distribution - Class C                                                                874,724.21
                        Principal Distribution - Class D                                                              3,061,534.72

                        Certificate Distribution                                                                      2,766,241.31

 Total Distribution                                                                                                  68,297,199.50

 PORTFOLIO INFORMATION
                        Weighted Average Coupon                                                                             6.07 %
                        Weighted Average Original Term (months)                                                              57.43
                        Weighted Average Remaining Term                                                                      26.32
                        Weighted Average Age (months)                                                                        33.58
                        Remaining Number of Receivables                                                                     98,539
                        Portfolio Receivable Balance (end of period)                                                912,969,154.14
                                             Discount Receivables                                                   486,433,481.46
                                             Non-Discount Receivables                                               409,038,413.38
                        Adjusted Portfolio Receivable Balance (end of period)                                       895,471,894.84

 OVERCOLLATERALIZATION INFORMATION
                        Overcollateralization Amount                                                                 29,110,805.74
                        Target Level of Overcollateralization                                                        29,110,805.74

 NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                        Total Principal Losses for Collection Period                                                  2,059,796.18
                        Recoveries and Liquidation Proceeds                                                           1,169,820.78
                        Net Losses for Collection Period                                                                889,975.40
                        Net Loss Rate for Collection Period(annualized)                                                   1.0929 %

                        Cumulative Net Losses for all Periods($)                                                     26,488,543.06
                        Cumulative Net Losses for all Periods(% of original portfolio)                                    0.8830 %

                        Delinquent Receivables
                        Number of Contracts
                        31 - 60 Days Delinquent                                                                              1,934
                        61 - 90 Days Delinquent                                                                                316
                        91 - 120 Days Delinquent                                                                                89
                        Over 120 Days Delinquent                                                                               260
                        Sub Total                                                                                            2,599
                        Repossesions (# of vehicles)                                                                           245
                        Total Number of Delinquencies and Repossesions                                                       2,844

                        $ Amount of Delinquency
                        31 - 60 Days Delinquent                                                                      20,914,025.69
                        61 - 90 Days Delinquent                                                                       3,392,682.64
                        91 - 120 Days Delinquent                                                                      1,059,521.98
                        Over 120 Days Delinquent                                                                      3,478,418.06
                        Sub Total                                                                                    28,844,648.37
                        Repossesions                                                                                  2,879,659.50
                        Total Amount of Delinquencies and Repossesions                                               31,724,307.87

                        % of End Period Balance
                        31 - 60 Days Delinquent                                                                           2.2908 %
                        61 - 90 Days Delinquent                                                                           0.3716 %
                        91 - 120 Days Delinquent                                                                          0.1161 %
                        Over 120 Days Delinquent                                                                          0.3810 %
                        Sub Total                                                                                         3.1594 %
                        Repossesions                                                                                      0.3154 %
                        Total % of Delinquencies and Repossesions                                                         3.4748 %

                        Monthly Net Loss Rate:
                        Current Collection Period                                                                         0.0911 %
                        Preceding Collection Period                                                                       0.0925 %
                        Second Preceding Collection Period                                                                0.0734 %
                        Three Month Average                                                                               0.0856 %
                        Annualized Average Net Loss Rate                                                                  1.0277 %

                                                                     Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.